Supplement to the

Fidelity® New Jersey AMT Tax-Free Money Market Fund

Institutional Class (FSKXX) and Service Class (FNNXX)

A Fund of Fidelity Court Street Trust II

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2013

The following information replaces similar information found in the "Fund Holdings Information" section on page 46.

The fund will provide a full list of holdings as of the last day of the previous month on www.advisor.fidelity.com. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

NJA-NJASB-13-01  April 1, 2013
1.872067.108